BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about business combination [abstract]
BUSINESS COMBINATIONS	BUSINESS COMBINATIONS
On November 1, 2023, the Group acquired an aseptic manufacturing facility (the "Facility") in the United States for upfront consideration of $5m in cash and the assumption of certain contract manufacturing obligations (refer to Note 19). The Facility will be further developed to secure the long-term production and supply of SUBLOCADE and PERSERIS.
The acquisition has been accounted for as a business combination using the acquisition method of accounting in accordance with IFRS 3 Business Combinations. The assets acquired and liabilities assumed were recorded at fair value, with the excess of the purchase price over the fair value of the identifiable assets and liabilities recognized as $5m of goodwill. An onerous contract provision was recorded at fair value to reflect the present value of the expected losses from assumed contractual manufacturing obligations. Net operating losses attributable to these contractual obligations will be recorded against the onerous contract provision from the date of acquisition through fulfillment of the contracts in late 2025.
For the period from November 1, 2023 through December 31, 2023, the Facility's contribution to the Group’s revenue and net loss were immaterial. Substantially all of the Facility's costs were recorded against the onerous contract provision. If the acquisition had occurred on January 1, 2023, management estimates the acquired business would have contributed revenue of $10m and contributed net loss would have been immaterial as substantially all of the net loss would have been recorded against the onerous contract provision.
Acquisition-related costs
The Group incurred acquisition-related costs of $6m for advisory, legal, and other professional fees. These costs have been included in selling, general and administrative expenses in the consolidated income statement.
Identifiable assets acquired and liabilities assumed
The following table summarizes the provisional fair value of assets acquired and liabilities assumed at the date of acquisition:

Net assets acquired (in millions)
Property, plant and equipment	28
Deferred tax assets	2
Trade and other payables	(1)
Provisions	(29)
Total net assets acquired	$—
Goodwill
Goodwill arising from the acquisition has been recognized as follows:

(in millions)
Consideration transferred	5
Fair value of net assets acquired	—
Goodwill	$5
The goodwill is primarily attributable to Indivior-specific synergies relating to accelerated in-sourcing of SUBLOCADE production and the skills and technical talent of the Facility's workforce. None of the goodwill recognized is expected to be deductible for tax purposes.
As the acquisition was completed in late 2023, the Group expects to finalize the purchase accounting as soon as possible but no later than one year from the acquisition date.